Exhibit 10.1

AMENDMENT NO. 1
with respect to
LEASE AGREEEMENT
DATED AS OF JULY6, 2010
BETWEEN VISHAY INTERTECHNOLOGY, INC.
AND VISHAY PRECISION GROUP, INC.

This Amendment Agreement (this “Amendment”) is made as of the 21 day of February, 2012 by and between Vishay Intertechnology, Inc., as Lessor (the “Lessor”), on the one hand, and Vishay Precision Group, Inc., as Lessee (the “Lessee”), on the other hand.  Reference is made to the Lease Agreement dated as of July 6, 2010 by and between Lessor and Lessee (the “Lease”).

RECITALS

WHEREAS, Lessor and Lessee are parties to the Lease under which Lessor leases to Lessee a space at Lessor’s facility in Malvern, Pennsylvania (“Industrial Facility”);  and

WHEREAS, Lessee has requested to lease a smaller space at the Industrial Facility and Lessor has accepted Lessee’s request subject to the terms and conditions of this Amendment.

AGREEMENT

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, Lessor and Lessee agree as follows:

I.                 AMENDMENTS

1. In accordance with Section Fourteen H. of the Lease, the Lease is hereby amended, as follows:

(a)
Schedule A attached to the Lease is hereby replaced with Schedule A attached to this Amendment.  For the avoidance of doubt, the term “Leased Premises” referenced in the Lease shall mean as of the effective date of this Amendment, the area shown in red (excluding the vacated space marked in blue) in Schedule A attached herein.

(b)	The first sentence in Section Three of the Lease is hereby deleted and replaced with the following:

“Lessee shall pay an annual rent of $42,077.60 (Forty Two Thousand Seventy Seven Dollars and Sixty Cents) during the Term of this Lease for the Leased Premises”.

II.      MISCELLANEOUS

2. Except as set forth in this Amendment, the Lease shall remain unmodified and in full force and effect.

3. Capitalized terms used herein without definitions shall have the meanings assigned to them in the Lease.

4. This Amendment shall become effective retroactively as of January 1, 2012.

5. This Amendment may be executed in one or more counterparts.

IN WITNESS WHEREOF, this Amendment has been duly executed and delivered by a duly authorized officer or representative of each of Lessor and Lessee as of the date set forth above.

VISHAY INTERTECHNOLOGY, INC.

By:  /s/ Carl Fritz
Name:  Carl Fritz
Title:  Sr. Vice President
Administrative President for the Americas

VISHAY PRECISION GROUP, INC.

By:  /s/ William M. Clancy
Name:  William M. Clancy
Title:  CFO

SCHEDULE A

[Drawing of Vishay Buildings B & C, with shaded areas representing leased premises.]